                      SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                 May 24, 2001
               Date of Report (Date of earliest event reported)


                      PEDIATRIC SERVICES OF AMERICA, INC.
            (Exact name of registrant as specified in its charter)



        Delaware                   0-23946               58-1873345
        --------                   -------               ----------
(State of incorporation)         (Commission            (IRS Employer
                                 File Number)        Identification NO.)


             310 Technology Parkway, Norcross, Georgia  30092-2929
           (Address of principal executive offices)      (Zip Code)


      Registrant's telephone number including area code:  (770) 441-1580


                       Page 1 of 3, including Exhibits.

Item 5.  Other Events

      See the following press release dated May 24, 2001 announcing the resignation of John Harrington as Chief Operating Officer of the Company. The Company also announced other management changes.


Item 7.  Exhibits

99.1  Press Release, dated May 24, 2001, filed herewith.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PEDIATRIC SERVICES OF AMERICA, INC.



                              By: /s/ James M. McNeill
                                  --------------------------------------
                                  James M. McNeill,
                                  Senior Vice President, Chief Financial
                                  Officer, Secretary and Treasurer

Dated:  May 24, 2001

                                    Page 2